              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549
                           FORM 8-K


                    Current Report Pursuant
                 to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  August 11, 1998

                     ERLY Industries Inc.
    (Exact name of registrant as specified in its charter)


                          California
        (State or other jurisdiction of incorporation)



        1-7894                                 95-2312900
(Commission File Number)                    (I.R.S. Employer
                                           Identification No.)


10990 Wilshire Boulevard, #1800
Los Angeles, California                           90024-3955
(Address of Principal                             (Zip Code)
  Executive Offices)




                              (213) 879-1480
            (Registrant's telephone number, including area code)


                              Not Applicable
      (Former name or former address, if changed since last report)

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Item 5.  Other Events

          Chapter 11 Filing By Subsidiary of Company
          ------------------------------------------

          American Rice, Inc. ("ARI"), a subsidiary of ERLY Industries Inc. ("ERLY"), filed a Chapter 11 bankruptcy petition on August 11, 1998. ERLY owns 81% of the voting rights of ARI. On August 12, 1998,
          ERLY issued a press release reporting ARI's Chapter 11 filing.
          The information contained in such press release is attached hereto as Exhibit 99.



Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         Exhibit 99 - Press Release dated August 12, 1998







                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date: September 8, 1998            ERLY INDUSTRIES INC.
                                   --------------------
                                   (Registrant)


                              By:  /s/ Richard N. McCombs
                                   ----------------------
                                   Vice President and
                                   Chief Financial Officer